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                        SUPPLEMENT DATED OCTOBER 22, 2001

                                       TO

                     PROSPECTUSES DATED MAY 1, 2001 OR LATER

     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2001 or later for variable life insurance policies issued by John Hancock Life Insurance Company. The prospectuses involved bear the title "Annual Premium Variable Life," "Flex-V1," "Flex-V2," "Medallion Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," "Majestic Variable Estate Protection 98," "Majestic Variable Universal Life 98," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Executive Variable Life III" and "Variable Master Plan Plus." We refer to these prospectuses as the "Product Prospectuses."

                          Separate Account Name Change

     As of October 22, 2001, the Separate Account's name was changed to "John Hancock Variable Life Account UV." References to "John Hancock Mutual Variable Life Insurance Account UV" or "John Hancock Variable Life Insurance Account UV" in the prospectuses are no longer valid and should be disregarded. The new name of the Separate Account should be inserted wherever the older, outdated names are found. The abbreviated name "Separate Account UV" is correct and should not be disregarded.